Exhibit 99.1

OMNOVA SOLUTIONS INC.

Unaudited Pro Forma Statements of Operations

For the Nine Months Ended August 31, 2011

(Dollars in millions, except per share data)

	As Reported	Adjustments to Reclassify Discontinued Operations	Pro Forma
Net Sales	$949.7	$(19.8)	$929.9
Cost of products sold	773.0	(19.2)	753.8

Gross profit	176.7	(.6)	176.1

Selling, general and administrative	98.9	(2.8)	96.1
Depreciation and amortization	25.9	(.6)	25.3
Fixed asset impairment	2.4	—	2.4
Restructuring and severance	1.7	—	1.7
Interest expense	28.4	—	28.4
Acquisition and integration expense	2.3	—	2.3
Deferred financing fees write-off	1.0	—	1.0
Other expense (income), net	1.0	(.1)	.9

	161.6	(3.5)	158.1

Income (loss) from continuing operations before income taxes	15.1	2.9	18.0
Income tax expense (benefit)	7.5	1.1	8.6

Income (loss) from continuing operations	7.6	1.8	9.4

Discontinued Operations, Net of Tax:
Income (loss) from operations	—	(1.8)	(1.8)

Net income	$7.6	$—	$7.6

Basic and Diluted Income (Loss) Per Share
Income (loss) from continuing operations	$.17	$.04	$.21
Income (loss) from discontinued operations	—	(.04)	(.04)

Net income (loss) per share	$.17	$—	$.17

See notes to unaudited pro forma financial statements.

OMNOVA SOLUTIONS INC.

Unaudited Pro Forma Statements of Operations

For the Year Ended November 30, 2010

(Dollars in millions, except per share data)

	As Reported	Adjustments to Reclassify Discontinued Operations	Pro Forma
Net Sales	$846.2	$(23.6)	$822.6
Cost of products sold	684.8	(26.2)	658.6

Gross profit	161.4	2.6	164.0

Selling, general and administrative	99.6	(4.5)	95.1
Depreciation and amortization	20.6	(1.2)	19.4
Fixed asset impairment	6.2	(3.5)	2.7
Restructuring and severance	.6	—	.6
Interest expense	8.7	—	8.7
Acquisition and integration expense	5.5	—	5.5
Other expense (income), net	1.7	(1.6)	.1

	142.9	(10.8)	132.1

Income (loss) from continuing operations before income taxes	18.5	13.4	31.9
Income tax (benefit) expense	(89.4)	5.2	(84.2)

Income (loss) from continuing operations	107.9	8.2	116.1

Discontinued Operations, Net of Tax:
Income (loss) from operations	—	(8.2)	(8.2)

Net income	$107.9	$—	$107.9

Basic Income (Loss) Per Share
Income (loss) from continuing operations	$2.42	$.19	$2.61
Income (loss) from discontinued operations	—	(.19)	(.19)

Net income (loss) per share	$2.42	$—	$2.42

Diluted Income (Loss) Per Share
Income (loss) from continuing operations	$2.40	$.18	$2.58
Income (loss) from discontinued operations	—	(.18)	(.18)

Net income (loss) per share	$2.40	$—	$2.40

See notes to unaudited pro forma financial statements.

OMNOVA SOLUTIONS INC.

Unaudited Pro Forma Statements of Operations

For the Year Ended November 30, 2009

(Dollars in millions, except per share data)

	As Reported	Adjustments to Reclassify Discontinued Operations	Pro Forma
Net Sales	$696.4	$(30.9)	$665.5
Cost of products sold	536.7	(24.7)	512.0

Gross profit	159.7	(6.2)	153.5

Selling, general and administrative	99.9	(5.6)	94.3
Depreciation and amortization	22.9	(1.8)	21.1
Fixed asset impairment	1.1	—	1.1
Restructuring and severance	2.1	—	2.1
Interest expense	8.1	—	8.1
Other expense (income), net	(2.3)	.4	(1.9)

	131.8	(7.0)	124.8

Income (loss) from continuing operations before income taxes	27.9	.8	28.7
Income tax expense (benefit)	1.7	—	1.7

Income (loss) from continuing operations	26.2	.8	27.0

Discontinued Operations, Net of Tax:
Income (loss) from operations	—	(.8)	(.8)

Net income	$26.2	$—	$26.2

Basic and Diluted Income (Loss) Per Share
Income (loss) from continuing operations	$.59	$.02	$.61
Income (loss) from discontinued operations	—	(.02)	(.02)

Net income (loss) per share	$.59	$—	$.59

See notes to unaudited pro forma financial statements.

OMNOVA SOLUTIONS INC.

Unaudited Pro Forma Statements of Operations

For the Year Ended November 30, 2008

(Dollars in millions, except per share data)

	As Reported	Adjustment to Reclassify Discontinued Operations	Pro Forma
Net Sales	$869.4	$(46.6)	$822.8
Cost of products sold	731.4	(36.4)	695.0

Gross profit	138.0	(10.2)	127.8

Selling, general and administrative	104.8	(7.1)	97.7
Depreciation and amortization	23.9	(1.9)	22.0
Restructuring and severance	.6	—	.6
Interest expense	13.0	—	13.0
Equity (earnings) loss in affiliates, net	(.2)	—	(.2)
Other expense (income), net	(2.1)	.5	(1.6)

	140.0	(8.5)	131.5

Income (loss) from continuing operations before income taxes	(2.0)	(1.7)	(3.7)
Income tax expense (benefit)	.2	—	.2

Income (loss) from continuing operations	(2.2)	(1.7)	(3.9)

Discontinued Operations, Net of Tax:
Income (loss) from operations	—	(1.7)	(1.7)

Net income (loss)	$(2.2)	$—	$(2.2)

Basic and Diluted Income (Loss) Per Share
Income (loss) from continuing operations	$(.05)	$(.04)	$(.09)
Income (loss) from discontinued operations	—	.04	.04

Net income (loss) per share	$(.05)	$—	$(.05)

See notes to unaudited pro forma financial statements.

OMNOVA SOLUTIONS INC.

Unaudited Pro Forma Balance Sheets

As of August 31, 2011

(Dollars in millions, except share data)

	As Reported	Adjustment to Reclassify Discontinued Operations	Pro Forma
ASSETS:
Current Assets
Cash and cash equivalents	$95.1	$—	$95.1
Accounts receivable, net	175.1	(3.4)	171.7
Inventories	106.8	(5.9)	100.9
Deferred income taxes - current	6.9	—	6.9
Prepaid expenses	6.0	(.1)	5.9

Total Current Assets	389.9	(9.4)	380.5

Property, plant and equipment, net	239.4	(2.6)	236.8
Trademarks and other intangible assets, net	91.5	—	91.5
Goodwill	84.8	—	84.8
Deferred financing fees	14.1	—	14.1
Deferred income taxes – non-current	66.3	—	66.3
Other assets	10.9	—	10.9
Discontinued operations	—	8.7	8.7

Total Assets	$896.9	$(3.3)	$893.6

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current Liabilities
Amounts due banks	$12.5	$—	$12.5
Accounts payable	126.9	(1.5)	125.4
Accrued payroll and personal property taxes	15.8	(1.3)	14.5
Employee benefit obligations	2.4	—	2.4
Deferred income taxes - current	.3	—	.3
Other current liabilities	19.3	(.5)	18.8

Total Current Liabilities	177.2	(3.3)	173.9

Long-term debt	444.7	—	444.7
Postretirement benefits other than pensions	7.3	—	7.3
Pension liability	77.8	—	77.8
Deferred income taxes – non-current	27.4	—	27.4
Other liabilities	16.7	—	16.7
Discontinued operations	—	—	—

Total liabilities	751.1	(3.3)	747.8

Shareholders’ Equity
Common stock	4.6	—	4.6
Additional contributed capital	323.7	—	323.7
Retained deficit	(104.4)	—	(104.4)
Treasury stock at cost	(2.7)	—	(2.7)
Accumulated other comprehensive loss	(75.4)	—	(75.4)

Total Shareholders’ Equity	145.8	—	145.8

Total Liabilities and Shareholders’ Equity	$896.9	$(3.3)	$893.6

See notes to unaudited pro forma financial statements.

OMNOVA SOLUTIONS INC.

Unaudited Pro Forma Balance Sheets

As of November 30, 2010

(Dollars in millions, except share data)

	As Reported	Adjustment to Reclassify Discontinued Operations	Pro Forma
ASSETS:
Current Assets
Cash and cash equivalents	$75.6	$—	$75.6
Restricted cash	253.1	—	253.1
Accounts receivable, net	106.8	(3.0)	103.8
Inventories	45.8	(5.3)	40.5
Deferred income taxes - current	6.0	—	6.0
Prepaid expenses	3.5	—	3.5

Total Current Assets	490.8	(8.3)	482.5

Property, plant and equipment, net	131.5	(2.8)	128.7
Trademarks and other intangible assets, net	5.8	—	5.8
Deferred financing fees	10.5	—	10.5
Deferred income taxes – non-current	86.2	—	86.2
Other assets	1.2	—	1.2
Discontinued operations	—	7.5	7.5

Total Assets	$726.0	$(3.6)	$722.4

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current Liabilities
Amounts due banks	$4.8	$—	$4.8
Accounts payable	88.6	(1.5)	87.1
Accrued payroll and personal property taxes	17.3	(1.7)	15.6
Employee benefit obligations	2.4	—	2.4
Other current liabilities	9.8	(.4)	9.4

Total Current Liabilities	122.9	(3.6)	119.3

Long-term debt	389.4	—	389.4
Postretirement benefits other than pensions	7.6	—	7.6
Pension liability	73.3	—	73.3
Deferred income taxes – non-current	1.7	—	1.7
Other liabilities	7.7	—	7.7
Discontinued operations	—	—	—

Total liabilities	602.6	(3.6)	599.0

Shareholders’ Equity
Common stock	4.5	—	4.5
Additional contributed capital	318.0	—	318.0
Retained deficit	(112.0)	—	(112.0)
Treasury stock at cost	(1.3)	—	(1.3)
Accumulated other comprehensive loss	(85.8)	—	(85.8)

Total Shareholders’ Equity	123.4	—	123.4

Total Liabilities and Shareholders’ Equity	$726.0	$(3.6)	$722.4

See notes to unaudited pro forma financial statements.

OMNOVA Solutions Inc.

Notes to the Unaudited Pro Forma Financial Statements

1.	Basis of Pro Forma Presentation

The unaudited pro forma financial statements are derived from the historical consolidated financial statements of OMNOVA Solutions Inc. (“OMNOVA” or the “Company”) and give effect to the reclassification of the results of operations and financial position of OMNOVA’s North American commercial wallcovering business to discontinued operations on the statements of operations and balance sheets. On December 12, 2011, OMNOVA completed the sale of certain assets related to its North American commercial wallcovering business to J. Josephson, Inc., a private commercial wallcovering producer based in New Jersey, for $10.0 million in cash and up to three years of royalty payments based on the future sales of OMNOVA commercial wallcovering patterns. The sale includes print cylinders, certain equipment, trademarks, contracts and other assets associated with OMNOVA’s domestically-produced commercial wallcovering. OMNOVA will retain approximately $7.0 million in net working capital, the Columbus, Mississippi manufacturing facility and certain production assets which are used by its other businesses.

The pro forma adjustments to our historical financial statements are made to reflect the disposition of this business. The Company allocated the book value of certain shared manufacturing assets, as well as the associated shared manufacturing and selling costs between the wallcovering business and the coated fabrics business produced in the Columbus, Mississippi facility based on production volumes. Income tax expenses (benefits) were allocated to the reclassified business on the basis of it being a stand-alone business using the Company’s statutory tax rate of 39%.

Under the terms of the sale, OMNOVA will provide manufacturing and support services to J. Josephson for a period of approximately 12 to 15 months after the date of the sale under a transition services agreement, whereby OMNOVA will manufacture commercial wallcovering in the U.S. exclusively for J. Josephson as part of an orderly transition of production. OMNOVA has agreed not to compete in the manufacture or sale of commercial wallcoverings in North America.